SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                          Date of Report: JUNE 15, 2001



                               SOURCE MEDIA, INC.
             (Exact name of Registrant as specified in its charter)


               DELAWARE                      0-21894             13-3700438
    (State or other jurisdiction of      (Commission File       (IRS Employer
    incorporation or organization)           Number)         Identification No.)

                                       5400 LBJ FREEWAY
                                           SUITE 680
                                      DALLAS, TEXAS 75240
                            (Address of principal executive offices)


                  Registrant's telephone number: (972) 701-5400

ITEM 5.   OTHER EVENTS.

     On June 15, 2001, Source Media, Inc. announced in a press release that the indenture trustee of its 12% Senior Secured Notes due May 1, 2001 has declared the entire principal amount of the Notes and all accrued interest due and payable immediately due to the company's failure to pay the current interest payment. A copy of such press release is attached hereto as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements - None

(b)      Pro Forma Financial Information - None

(c)      Exhibits:

    EXHIBIT NO.           DESCRIPTION

        99.1              Press release dated June 15, 2001


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  SOURCE MEDIA, INC.
                                       (Registrant)



Date: June 15, 2001               By:   /S/ STEPHEN W. PALLEY
                                      ---------------------------------------
                                        Stephen W. Palley
                                        President and Chief Executive Officer

                                                                    Exhibit 99.1


                         SOURCE MEDIA INTEREST NOT PAID

                    COMPANY EXAMINING STRATEGIC ALTERNATIVES

DALLAS, JUNE 15, 2001 - Source Media, Inc. (OTC Bulletin Board: SRCM), a leading provider of interactive digital cable TV applications and audio and text applications for all digital media platforms, announced today that, as expected, the indenture trustee of its 12% Senior Secured Notes due May 1, 2001 declared the entire principal amount of the Notes and all accrued interest due and payable immediately, due to the company's failure to make the current interest payment. As a result, Source Media will record the entire principal amount of the Notes as short-term indebtedness rather than long-term indebtedness. Source Media and its financial advisor, UBS Warburg, continue to analyze Source Media's strategic alternatives and options, and hold discussions with the unofficial committee of holders of the Notes. Source Media is conducting its business as usual.

Source Media is a leader in the development, production and distribution of new media content. Source Media's interactive TV business is conducted through SourceSuite LLC, a 50/50 joint venture with Insight Communications, which is managed by Source Media. SourceSuite's products are SourceGuide, an interactive program guide and LocalSource, a local interactive programming service. Source Media's IT Network is the leading creator of private label audio and text content. This content is designed for universal distribution and access across all platforms, including voice portals, wireless and wireline telephone, Internet and digital cable television. For further information, please visit our website at www.sourcemedia.com.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS ABOUT CONFIDENCE AND STRATEGIES AND PLANS AND EXPECTATIONS ABOUT NEW AND EXISTING PRODUCTS, SERVICES, TECHNOLOGIES AND OPPORTUNITIES, INDUSTRY GROWTH, DEMAND, AND ACCEPTANCE OF NEW AND EXISTING PRODUCTS, AND RETURNS ON INVESTMENTS IN PRODUCTS AND MARKETS ARE FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES THAT COULD SIGNIFICANTLY IMPACT THE COMPANIES. THESE STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE, AND ACTUAL RESULTS COULD DIFFER MATERIALLY FROM CURRENT EXPECTATIONS.


                                      # # #


CONTACT:    Benjamin J. Douek, Chief Financial Officer
                  972-701-5401
                  972-701-5566 - Facsimile
                  bjdouek@srcm.com